Exhibit 10.40

SECOND AMENDED AND RESTATED

SECURITY AGREEMENT

THIS SECOND AMENDED AND RESTATED SECURITY AGREEMENT (the “Agreement”) is entered into as of August 20, 2021, by and among KONA GOLD BEVERAGE, INC. (formerly known as Kona Gold Solutions, Inc.) (the “Company”), a Delaware corporation, KONA GOLD, LLC (“KG”), a Delaware limited liability company, GOLD LEAF DISTRIBUTION LLC (“GL”), a Florida limited liability company, HIGHDRATE, LLC (“HD”), Florida limited liability company, S AND S BEVERAGE, INC. (“S&S”), a Wisconsin corporation (KG, GL, HD and S&S are collectively referred to as the “Guarantors,” and together with the Company, the “Grantors”) in favor of YA II PN, LTD. (the “Secured Party”), a Cayman Island exempted company.

WHEREAS, in connection with the Securities Purchase Agreement by and between the Company and the Secured Party dated May 14, 2020 (the “May 2020 Securities Purchase Agreement”), the Company agreed, upon the terms and subject to the conditions of the May 2020 Securities Purchase Agreement, and (i) issued to the Secured Party an aggregate original principal amount of $1,000,000 of senior secured convertible debentures (the “May 2020 Convertible Debentures”), which shall be convertible into shares of the Company’s common stock, par value $0.00001 (the “Common Stock”); and (ii) granted to the Secured Party a warrant (the “May 2020 Warrant”) to be exercisable to acquire additional shares of Common Stock initially in that number of shares of Common Stock set forth in the May 2020 Securities Purchase Agreement;

WHEREAS, the Company, the Secured Party and each of KG, GL and HD executed and delivered a Security Agreement dated May 14, 2020 (the “May 2020 Security Agreement”) in favor of the Secured Party, providing for the grant to the Secured Party of a security interest in all tangible and intangible personal property of the Company and each of the Grantors to secure all of the Company’s obligations under the “Transaction Documents” (as that term is defined in the May 2020 Securities Purchase Agreement, and hereinafter referred to as the “May 2020 Transaction Documents”), which is now hereby amended and restated;

WHEREAS, each of KG, GL, and HD executed and delivered a Global Guaranty dated May 14, 2020 (the “May 2020 Guaranty”) in favor of the Secured Party, with respect to the Company’s obligations under the May 2020 Securities Purchase Agreement, the May 2020 Convertible Debentures, and the May 2020 Transaction Documents;

WHEREAS, each of KG, GL, and HD received a direct benefit from the Secured Party entering into the May 2020 Securities Purchase Agreement, the May 2020 Convertible Debentures, and the May 2020 Transaction Documents;

WHEREAS, the Company acquired all of the stock and assets of S&S on or about February 1, 2021;

WHEREAS, in connection with the Securities Purchase Agreement by and between the Company and the Secured Party dated February 10, 2021 (the “February 2021 Securities Purchase Agreement”), the Company agreed, upon the terms and subject to the conditions thereof, (i) to issue to the Secured Party an aggregate original principal amount of $1,500,000 of senior secured convertible debentures (the “February 2021 Convertible Debentures”), which shall be convertible into shares of the Company’s Common Stock; and (ii) to grant to the Secured Party a warrant (the “February 2021 Warrant”) to be exercisable to acquire additional shares of Common Stock initially in that number of shares of Common Stock set forth in the February 2021 Securities Purchase Agreement and the February 2021 Warrant;

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WHEREAS, as a condition precedent to the Secured Party purchasing the February 2021 Convertible Debentures and being granted the February 2021 Warrant pursuant to the February 2021 Securities Purchase Agreement, each of the Grantors executed and delivered to the Secured Party an amended and restated Security Agreement (the “February 2021 Security Agreement”), providing for the grant to the Secured Party of a security interest in all tangible and intangible personal property of each of the Grantors to secure all of the Company’s obligations under the “Transaction Documents” (as defined in the February 2021 Securities Purchase Agreement) (the “February 2021 Transaction Documents”);

WHEREAS, each of KG, GL, and HD executed and delivered an and amended and restated Global Guaranty dated February 10, 2021 (the “February 2021 Guaranty”) in favor of the Secured Party, with respect to the Company’s obligations under the February 2021 Securities Purchase Agreement, the February 2021 Convertible Debentures, and the February 2021 Transaction Documents;

WHEREAS, each of KG, GL, and HD received a direct benefit from the Secured Party entering into the February 2021 Securities Purchase Agreement, the February 2021 Convertible Debentures, and the February 2021 Transaction Documents;

WHEREAS, in connection with the Securities Purchase Agreement by and between the Company and the Secured Party dated the date hereof (the “August 2021 Securities Purchase Agreement”), the Company agreed, upon the terms and subject to the conditions of the August 2021 Securities Purchase Agreement, (i) to issue to the Secured Party an aggregate original principal amount of $3,000,000 of senior secured convertible debentures (the “August 2021 Convertible Debentures”), which shall be convertible into shares of the Company’s Common Stock; and (ii) to grant to the Secured Party a warrant (the “August 2021 Warrant”) to be exercisable to acquire additional shares of Common Stock initially in that number of shares of Common Stock set forth in the August 2021 Securities Purchase Agreement and the August 2021 Warrant;

WHEREAS, it is a condition precedent to the Secured Party purchasing the August 2021 Convertible Debentures and being granted the August 2021 Warrant pursuant to the August 2021 Securities Purchase Agreement that each of the Grantors shall have executed and delivered to the Secured Party this Second Amended and Restated Security Agreement providing for the grant to the Secured Party of a security interest in all tangible and intangible personal property of each of the Grantors to secure all of the Company’s obligations under the “Transaction Documents” (as defined in the August 2021 Securities Purchase Agreement), the May 2020 Transaction Documents, and the February 2021 Transaction Documents (collectively referred to as the “Transaction Documents”);

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NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1.

DEFINITIONS AND INTERPRETATIONS

1.1    Recitals.

The above recitals are true and correct and are incorporated herein, in their entirety, by this reference.

1.2    Interpretations.

Nothing herein expressed or implied is intended or shall be construed to confer upon any person other than the Secured Party any right, remedy or claim under or by reason hereof.

1.3    Definitions.

(a)                 To the extent used in this Agreement and not defined herein, terms defined in the UCC shall have the meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined) ascribed to such terms in the UCC. To the extent the definition of any category or type of Collateral is expanded by any amendment, modification, or revision to the UCC, such expanded definition will apply automatically as of the date of such amendment, modification, or revision.

(b)                 As used in this Agreement, the following terms shall have the meanings indicated below (such meanings to be equally applicable to both the singular and plural forms of such terms):

“Collateral” has the meaning set forth in Section 2.1.

“Event of Default” shall mean (i) any Grantor defaulting in any of its obligations under this Agreement; or (ii) the occurrence of a default or event of default under the May 2020 Securities Purchase Agreement, the February 2021 Securities Purchase Agreement, the August 2021 Securities Purchase Agreement, the May 2020 Convertible Debentures, the February 2021 Convertible Debentures, the August 2021 Convertible Debentures, the May 2020 Global Guaranty Agreement, the February 2021 Global Guaranty Agreement and the August 2021 Global Guaranty Agreement or any other Transaction Documents.

“GAAP” shall mean generally accepted accounting principles in the United States of America.

“Indemnified Person” shall have the meaning given in Section 8.8.

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“Intellectual Property” shall mean all present and future trade secrets, know-how and other proprietary information; trademarks, trademark applications, internet domain names, service marks, trade dress, trade names, business names, designs, logos, slogans (and all translations, adaptations, derivations and combinations of the foregoing) indicia and other source and/or business identifiers, along with all goodwill associated with each of the foregoing, and all registrations or applications for registrations which have heretofore been or may hereafter be issued thereon throughout the world; copyrights and copyright applications; (including copyrights for computer programs) and all tangible and intangible property embodying the copyrights, unpatented inventions (whether or not patentable); patents and patent applications; industrial design applications and registered industrial designs; license agreements related to any of the foregoing and income therefrom; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, computer software, source codes, object codes, executable code, data, databases and other physical manifestations, embodiments or incorporations of any of the foregoing; all other intellectual property; and all common law and other rights throughout the world in and to all of the foregoing. Schedule 4 attached hereto sets forth all Intellectual Property of any Grantor (as such Schedule may be amended, modified, or supplemented from time to time).

“Lien” has the meaning set forth in Section 4.2.

(c)                 “Material Adverse Effect” shall mean any material and adverse effect as determined by the Secured Party in its reasonable discretion upon (a) any Grantor’s assets, business, operations, properties, or condition, financial or otherwise; (b) any Grantor’s ability to make payment as and when due of all or any part of the Obligations; or (c) the Collateral.

“Obligations” shall mean and include any and all debts, liabilities, obligations, covenants and duties owing by any Grantor to the Secured Party, now existing or hereafter arising of every nature, type, and description, whether liquidated, unliquidated, primary, secondary, secured, unsecured, direct, indirect, absolute, or contingent, and whether or not evidenced by a note, guaranty or other instrument, and any amendments, extensions, renewals or increases thereof, including, without limitation, all those under (i) the May 2020 Securities Purchase Agreement, (ii) the May 2020 Convertible Debentures; (iii) the May 2020 Global Guaranty Agreement, (iv) any agreement or document related to the May 2020 Securities Purchase Agreement, the May 2020 Convertible Debentures, the May 2020 Global Guaranty Agreement, or any other Transaction Documents, (v) the February 2021 Securities Purchase Agreement, (vi) the February 2021 Convertible Debentures; (vii) the February 2021 Global Guaranty Agreement, (viii) any agreement or document related to the February 2021 Securities Purchase Agreement, the February 2021 Convertible Debentures, the February 2021 Global Guaranty Agreement, or any other Transaction Documents, (ix) the August 2021 Securities Purchase Agreement, (x) the August 2021 Convertible Debentures; (xi) the August 2021 Global Guaranty Agreement, (xii) any agreement or document related to the August 2021 Securities Purchase Agreement, the August 2021 Convertible Debentures, the August 2021 Global Guaranty Agreement, or any other Transaction Document; or (xiii) any other or related documents, and including any interest accruing thereon after insolvency, reorganization or like proceeding relating to any Grantor, whether or not a claim for post-petition interest is allowed in such proceeding, and all costs and expenses of the Secured Party incurred in the enforcement, collection or otherwise in connection with any of the foregoing, including, but not limited to, reasonable attorneys’ fees and expenses and all obligations of any Grantor to the Secured Party to perform acts or refrain from taking any action.

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(d)                 “Real Estate” means all leases and all land, together with the buildings, structures, parking areas, and other improvements thereon, now or hereafter owned by any Grantor, including all easements, rights-of-way, and similar rights relating thereto and all leases, tenancies, and occupancies thereof.

(e)                 “UCC” or “Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the State of Washington; provided, however, that if a term is defined in Article 9 of the Uniform Commercial Code differently than in another Article thereof, the term shall have the meaning set forth in Article 9 of the UCC; provided, however, further, that, if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection, of a security interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than State of Washington, “Uniform Commercial Code” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy, as the case may be.

ARTICLE 2.

SECURITY INTEREST

2.1    Grant of Security Interest.

(a)                 As security for the payment or performance in full of the Obligations, each Grantor hereby pledges to the Secured Party, its successors and assigns, and hereby grants to the Secured Party, its successors and assigns, a security interest in and to all assets and personal property of each Grantor, wherever located and whether now or hereinafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible, including without limitation, all Goods, Inventory, Equipment, Fixtures, Instruments, Documents, Accounts, Contracts and Contract Rights, Chattel Paper, Money, Letters of Credit and Letter-of-Credit Rights, Commercial Tort Claims, Securities and all other Investment Property, General Intangibles (including, but not limited to, Intellectual Property), Farm Products, all books and records and information relating to any of the foregoing, all supporting obligations, and any and all Proceeds and products of any and all of the foregoing, and as more particularly described on Exhibit A attached hereto (collectively, the “Collateral”)

(b)                 Simultaneously with the execution and delivery of this Agreement, each Grantor shall make, execute, acknowledge, file, record and deliver to the Secured Party such documents, instruments, and agreements, including, without limitation, financing statements, mortgages, certificates, affidavits, and forms as may, in the Secured Party’s reasonable judgment, be necessary to effectuate, complete or perfect, or to continue and preserve, the security interest of the Secured Party in the Collateral.

(c)                 In the event that any Grantor obtains title to any Real Estate, each Grantor shall promptly execute and deliver an original mortgage, deed of trust, or other instrument in a form and substance acceptable to the Secured Party in all respects sufficient to provide the Secured party with a perfected first priority lien on such Real Estate.

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2.2    No Assumption of Liability.

(a)                 The security interest in the Collateral is granted as security only and shall not subject the Secured Party to, or in any way alter or modify any obligation or liability of any Grantor with respect to or arising out of the Collateral.

ARTICLE 3.

ATTORNEY-IN-FACT; PERFORMANCE

3.1    Secured Party Appointed Attorney-In-Fact.

Each Grantor hereby appoints the Secured Party as its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Secured Party’s discretion to take any action and to execute any instrument which the Secured Party may reasonably deem necessary to accomplish the purposes of this Agreement or for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest in the Collateral, including, without limitation, to (a) file one or more financing statements, continuation statements, filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office) or other documents; (b) receive and collect all instruments made payable to any Grantor representing any payments in respect of the Collateral or any part thereof and to give full discharge for the same; (c) demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as and when the Secured Party may determine; and (d) to execute and complete in the name of one or more Grantor such documents and forms as may be necessary to transfer any domain names and related content to the Secured Party or its designee, including without limitation, completing and submitting online forms in the name of each Grantor and taking all actions necessary in connection therewith. To facilitate collection, the Secured Party may notify account debtors and obligors on any Collateral to make payments directly to the Secured Party. The foregoing power of attorney is a power coupled with an interest and shall be irrevocable until all Obligations are paid and performed in full. Each Grantor agrees that the powers conferred on the Secured Party hereunder are solely to protect the Secured Party’s interests in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers.

3.2    Secured Party May Perform.

If any Grantor fails to perform any agreement contained herein, the Secured Party, at its option, may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be included in the Obligations secured hereby and payable by any Grantor under Section 8.4.

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ARTICLE 4.

REPRESENTATIONS AND WARRANTIES

4.1    Authorization: Enforceability.

Each of the parties hereto represents and warrants that it has taken all action necessary to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby; and upon execution and delivery, this Agreement shall constitute a valid and binding obligation of the respective party, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights or by the principles governing the availability of equitable remedies.

4.2    Ownership of Collateral; Priority of Security Interest.

Each Grantor represents and warrants that it is the legal and beneficial owner of the Collateral free and clear of any lien, security interest, option or other charge or encumbrance (each, a “Lien”) except for the Permitted Liens. Except for the Permitted Liens, (i) the security interest granted to the Secured Party hereunder shall be a first priority security interest subject to no other Liens, and (ii) no financing statement covering any of the Collateral or any proceeds thereof is on file in any public office.

4.3    Location of Collateral.

The Collateral is or will be kept at the address(es) of each Grantor or other third party set forth on Schedule 4.3 attached hereto. S&S represents and warrants that third parties RJM Enterprises of Ramsey, Minnesota and City Brewing Co., LLC of LaCrosse, Wisconsin have possession of S&S Collateral, including, but not limited to, Inventory. Unless otherwise provided herein, no Grantor will remove any Collateral from such locations without the prior written consent of the Secured Party.

4.4    Location, State of Incorporation and Name of Grantor.

Each Grantor’s principal place of business; state of incorporation, organization, or formation; organization id; and exact legal name is set forth on Schedule 4.4 attached hereto.

4.5    Solvency.

Each Grantor is able to pay its debts as they mature, has capital sufficient to carry on its business, and the fair present saleable value of its assets, calculated on a going concern basis, is in excess of the amount of its liabilities.

ARTICLE 5.

DEFAULT; REMEDIES; SUBSTITUTE COLLATERAL

5.1    Method of Realizing Upon the Collateral: Other Remedies.

If any Event of Default shall have occurred and be continuing:

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(a)                 The Secured Party may exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral), and also may (i) take absolute control of the Collateral, including, without limitation, transfer into the Secured Party’s name or into the name of its nominee or nominees (to the extent the Secured Party has not theretofore done so) and thereafter receive, for the benefit of the Secured Party, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (ii) require each Grantor to assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place or places to be designated by the Secured Party that is reasonably convenient to both parties, and the Secured Party may enter into and occupy any premises owned or leased by any Grantor where the Collateral or any part thereof is located or assembled for a reasonable period in order to effectuate the Secured Party’s rights and remedies hereunder or under law, without obligation to any Grantor in respect of such occupation, and (iii) without notice except as specified below and without any obligation to prepare or process the Collateral for sale, (A) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable and/or (B) lease, license or dispose of the Collateral or any part thereof upon such terms as the Secured Party may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale or any other disposition of the Collateral shall be required by law, at least ten (10) days’ notice to each Grantor of the time and place of any public sale or the time after which any private sale or other disposition of the Collateral is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale or other disposition of any Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree, and waives all rights that each Grantor may have to require that all or any part of such Collateral be marshaled upon any sale (public or private) thereof. Each Grantor hereby acknowledges that (i) any such sale of the Collateral by the Secured Party may be made without warranty, (ii) the Secured Party may specifically disclaim any warranties of title, possession, quiet enjoyment, or the like, and (iii) such actions set forth in clauses (i) and (ii) above shall not adversely affect the commercial reasonableness of any such sale of Collateral. In connection with such exercise of rights, the Secured Party shall have an irrevocable non-exclusive, royalty free license to use the Intellectual Property, which shall include a right for the Secured Party to grant one or more non-exclusive sublicenses to use the Intellectual Property.

(b)                 Any cash held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale of or collection from, or other realization upon, all or any part of the Collateral may be applied (after payment of any amounts payable to the Secured Party pursuant to Section 8.4 hereof) by the Secured Party against, all or any part of the Obligations in such order as the Secured Party shall elect. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after the indefeasible payment in full in cash of all of the Obligations shall be paid over to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

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(c)                 In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Secured Party is legally entitled, each Grantor shall be liable for the deficiency, together with interest thereon at the rate specified in the February 2021 Convertible Debentures and/or the August 2021 Convertible Debentures for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by the Secured Party to collect such deficiency.

(d)                 Each Grantor hereby acknowledges that if the Secured Party complies with any applicable state, provincial, or federal law requirements in connection with a disposition of the Collateral, such compliance will not adversely affect the commercial reasonableness of any sale or other disposition of the Collateral.

(e)                 The Secured Party shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the Secured Party’s rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent permitted by applicable law, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Secured Party’s rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent permitted by applicable law, each Grantor hereby irrevocably waives the benefits of all such laws.

5.2    Duties Regarding Collateral.

The Secured Party shall have no duty as to the collection or protection of the Collateral or any income thereon or as to the preservation of any rights pertaining thereto, beyond the safe custody and reasonable care of any of the Collateral actually in the Secured Party’s possession.

ARTICLE 6.

AFFIRMATIVE COVENANTS

So long as any of the Obligations shall remain outstanding, unless the Secured Party shall otherwise consent in writing:

6.1    Existence, Properties, Etc.

(a)                 Each Grantor (a) shall do, or cause to be done, all things, or proceed with due diligence with any actions or courses of action, that may be reasonably necessary (i) to maintain each Grantor’s due organization, valid existence and good standing under the laws of its state of incorporation, and (ii) to preserve and keep in full force and effect all qualifications, licenses and registrations in those jurisdictions in which the failure to do so could have a Material Adverse Effect; and (b) shall not do, or cause to be done, any act impairing each Grantor’s corporate power or authority (i) to carry on each Grantor’s business as now conducted, and (ii) to execute or deliver this Agreement or any other agreement or document delivered in connection herewith, including, without limitation, the February 2021 Convertible Debentures and/or the August 2021 Convertible Debentures to which it is or will be a party, or perform any of its obligations hereunder or thereunder.

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6.2    Maintenance of Books and Records: Inspection.

Each Grantor shall maintain its books, accounts and records in accordance with GAAP, and permit the Secured Party, its officers and employees and any professionals designated by the Secured Party in writing, at any time during normal business hours and upon reasonable notice to visit and inspect any of its properties, corporate books and financial records, and to discuss its accounts, affairs and finances with any employee, officer or director thereof (it being agreed that, unless an Event of Default shall have occurred and be continuing, there shall be no more than two (2) such visits and inspections in any fiscal year).

6.3    Maintenance and Insurance.

(a)                 Each Grantor shall maintain or cause to be maintained, at its own respective expense, all of its material assets and properties in good working order and condition, ordinary wear and tear excepted, making all necessary repairs thereto and renewals and replacements thereof.

(b)                 Each Grantor shall maintain or cause to be maintained, at its own respective expense, insurance in form, substance and amounts (including deductibles), which each Grantor deems reasonably necessary to each Grantor’s business, (i) adequate to insure all assets and properties of each Grantor of a character usually insured by persons engaged in the same or similar business against loss or damage resulting from fire or other risks included in an extended coverage policy; (ii) against public liability and other tort claims that may be incurred by each Grantor; (iii) as may be required by the February 2021 Convertible Debentures and/or the August 2021 Convertible Debentures and/or applicable law and (iv) as may be reasonably requested by Secured Party, all with financially sound and reputable insurers.

6.4    Contracts and Other Collateral.

Each Grantor shall perform all of its obligations under or with respect to each instrument, receivable, contract, and other intangible included in the Collateral to which any Grantor is now or hereafter will be party on a timely basis and in the manner therein required, including, without limitation, this Agreement, except to the extent the failure to so perform such obligations would not reasonably be expected to have a Material Adverse Effect.

6.5    Defense of Collateral, Etc.

Each Grantor shall defend and enforce (a) its right, title and interest in and to any part of the Collateral; and (b) if not included within the Collateral, those assets and properties whose loss would reasonably be expected to have a Material Adverse Effect, each against all manner of claims and demands on a timely basis to the full extent permitted by applicable law (other than any such claims and demands by holders of Permitted Liens).

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6.6    Taxes and Assessments.

Each Grantor shall (a) file all material tax returns and appropriate schedules thereto that are required to be filed under applicable law, prior to the date of delinquency (taking into account any extensions of the original due date), (b) pay and discharge all material taxes, assessments and governmental charges or levies imposed upon any Grantor, upon its income and profits or upon any properties belonging to it, prior to the date on which penalties attach thereto, and (c) pay all material taxes, assessments and governmental charges or levies that, if unpaid, might become a lien or charge upon any of its properties; provided, however, that any Grantor in good faith may contest any such tax, assessment, governmental charge or levy described in the foregoing clauses (b) and (c) so long as appropriate reserves are maintained with respect thereto if and to the extent required by GAAP.

6.7    Compliance with Law and Other Agreements.

Each Grantor shall maintain its business operations and property owned or used in connection therewith in compliance with (a) all applicable federal, state and local laws, regulations and ordinances governing such business operations and the use and ownership of such property, and (b) all agreements, licenses, franchises, indentures and mortgages to which any Grantor is a party or by which any Grantor or any of its properties is bound, except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect.

6.8    Notice of Default.

Each Grantor will immediately notify the Secured Party of any event causing a substantial loss or diminution in the value of all or any material part of the Collateral and the amount or an estimate of the amount of such loss or diminution. Each Grantor shall promptly notify the Secured Party of any condition or event which constitutes, or would constitute with the passage of time or giving of notice or both, an Event of Default, and promptly inform the Secured Party of any events or changes in the financial condition of any Grantor occurring since the date of the last financial statement of each Grantor delivered to the Secured Party, which individually or cumulatively when viewed in light of prior financial statements, which might reasonably be expected to have a Material Adverse Effect on the business operations or financial condition of any Grantor.

6.9    Notice of Litigation.

Each Grantor shall give notice, in writing, to the Secured Party of (a) any actions, suits or proceedings wherein the amount at issue is in excess of $50,000, instituted by any person against any Grantor, or affecting any of the assets of any Grantor, and (b) any dispute, not resolved within fifteen (15) days of the commencement thereof, between any Grantor on the one hand and any governmental or regulatory body on the other hand, which might reasonably be expected to have a Material Adverse Effect on the business operations or financial condition of any Grantor.

6.10  Changes to Identity.

Each Grantor will (a) give the Secured Party at least 30 days’ prior written notice of any change in any Grantor’s name, identity, or organizational structure, (b) maintain its jurisdiction of incorporation, organization or formation as set forth on Schedule 4.4 attached hereto, (c) immediately notify the Secured Party upon obtaining an organizational identification number, if on the date hereof any Grantor did not have such identification number.

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6.11  Perfection of Security Interests.

(a)                 Financing Statements. Each Grantor hereby irrevocably authorizes the Secured Party, at the sole cost and expense of each Grantor, at any time and from time to time to file in any filing office in any jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of each Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by Part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether each Grantor is an organization, the type of organization and any organization identification number issued to any Grantor, and (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of real property to which the Collateral relates. Each Grantor agrees to furnish any such information to the Secured Party promptly upon request. Each Grantor also ratifies its authorization for the Secured Party to have filed in any jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof. Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of the Secured Party (which shall not be unreasonably withheld, delayed, denied, or conditioned) and agrees that it will not do so without the prior written consent of the Secured Party (which shall not be unreasonably withheld, delayed, denied, or conditioned). Each Grantor acknowledges and agrees that this Agreement constitutes an authenticated record.

(b)                 Possession. Each Grantor (i) shall have possession of the Collateral, except where expressly otherwise provided in this Agreement or where the Secured Party chooses to perfect its security interest by possession in addition to the filing of a financing statement; and (ii) will, where the Collateral is in the possession of a third party, join with the Secured Party in notifying the third party of the Secured Party’s security interest and obtaining an acknowledgment from the third party that it is holding the Collateral for the benefit of the Secured Party.

(c)                 Control. Each Grantor will cooperate with the Secured Party in obtaining control with respect to the Collateral consisting of (i) Investment Property, (ii) Letters of Credit and Letter-of-Credit Rights and (iii) electronic Chattel Paper.

(d)                 Marking of Chattel Paper. Each Grantor will not create any Chattel Paper without placing a legend on the Chattel Paper acceptable to the Secured Party indicating that the Secured Party has a security interest in the Chattel Paper.

6.12  Notice of Commercial Tort Claims. If any Grantor shall at any time acquire a Commercial Tort Claim, each Grantor shall immediately notify the Secured Party in a writing signed by such Grantor which shall (a) provide brief details of said claim and (b) grant to the Secured Party a security interest in said claim and in the proceeds thereof, all upon the terms of this Agreement, in such form and substance satisfactory to the Secured Party.

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6.13  Licenses.

(a)                 Each Grantor shall (i) promptly and faithfully observe and perform all of the material terms, covenants, conditions and provisions of the material License Agreements to be observed and performed by it, at the times set forth therein, if any, (ii) not do, permit, suffer or refrain from doing anything that could reasonably be expected to result in a default under or breach of any of the terms of any material License Agreement, (iii) not cancel, surrender, modify, amend, waive or release any material License Agreement in any material respect or any term, provision or right of the licensee thereunder in any material respect, or consent to or permit to occur any of the foregoing; except, that Grantor may cancel, surrender or release any material License Agreement in the ordinary course of the respective businesses of Grantor; provided, that, Grantor shall give Secured Party not less than thirty (30) days prior written notice of their intention to so cancel, surrender and release any such material License Agreement, (iv) give Secured Party prompt written notice of any material License Agreement entered into by any Grantor after the date hereof, together with a true, correct and complete copy thereof and such other information with respect thereto as Secured Party may request, (v) give Secured Party prompt written notice of any material breach of any obligation, or any default, by any party under any material License Agreement, and deliver to Secured Party (promptly upon the receipt thereof by any Grantor in the case of a notice to any Grantor, and concurrently with the sending thereof in the case of a notice from each Grantor) a copy of each notice of default and every other notice and other communication received or delivered by each Grantor in connection with any material License Agreement which relates to the right of any Grantor to continue to use the property subject to such License Agreement, and (vi) furnish to Secured Party, promptly upon the request of Secured Party, such information and evidence as Secured Party may require from time to time concerning the observance, performance and compliance by each Grantor or the other party or parties thereto with the terms, covenants or provisions of any material License Agreement.

(b)                 Each Grantor will exercise any option to renew or extend the term of each material License Agreement in such manner as will cause the term of such material License Agreement to be effectively renewed or extended for the period provided by such option and give prompt written notice thereof to Secured Party or give Secured Party prior written notice that any Grantor does not intend to renew or extend the term of any such material License Agreement or that the term thereof shall otherwise be expiring, not less than sixty (60) days prior to the date of any such non-renewal or expiration. In the event of the failure of any Grantor to extend or renew any material License Agreement, Secured Party shall have, and is hereby granted, the irrevocable right and authority, at its option, to renew or extend the term of such material License Agreement, whether in its own name and behalf, or in the name and behalf of a designee or nominee of Secured Party or in the name and behalf of Grantor, as Secured Party shall determine at any time that an Event of Default shall exist or have occurred and be continuing. Secured Party may, but shall not be required to, perform any or all of such obligations of any Grantor under any of the License Agreements, including, but not limited to, the payment of any or all sums due from any Grantor thereunder. Any sums so paid by Secured Party shall constitute part of the Obligations.

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ARTICLE 7.

NEGATIVE COVENANTS

So long as any of the Obligations shall remain outstanding, unless the Secured Party shall otherwise consent in writing, each Grantor covenants and agrees that it shall not:

7.1    Transfers; Liens and Encumbrances.

(a)                 Sell, assign (by operation of law or otherwise), lease, license, exchange or otherwise transfer or dispose of any of the Collateral, except each Grantor may (i) sell or dispose of Inventory in the ordinary course of business, and (ii) sell or dispose of assets such Grantor has determined, in good faith, not to be useful in the conduct of its business, and (iii) sell or dispose of accounts in the course of collection in the ordinary course of business consistent with past practice.

(b)                 Directly or indirectly make, create, incur, assume, or permit to exist any Lien in, to or against any part of the Collateral other than Permitted Liens.

(c)                 Each Grantor covenants and agrees that they will not, without the express written consent of the Secured Party, grant any license (whether exclusive or non-exclusive) to use the Intellectual Property to any party other than another Grantor, except that prior to the occurrence of an Event of Default, each Grantor may, in the ordinary course of business, grant non-exclusive licenses to use the Intellectual Property to unrelated third parties which are customers of any Grantor in connection with arms-length transactions, provided that such non-exclusive licenses do not impair the value of the Intellectual Property. To the extent that any Grantor wishes to seek the Secured Party’s consent to the granting of a license to use Intellectual Property other than as expressly permitted above, then such Grantor shall provide the Secured Party with a written request for such consent, which request shall be accompanied by a copy of the proposed license and any documents, instruments, and agreements related thereto or to be entered into in connection with such license, and such other information regarding the proposed license as the Secured Party may require. The Secured Party shall endeavor to respond to such request within ten (10) days of its receipt of such request, provided, however, that if the Secured Party does not reply within such ten (10) day period, then such request shall be deemed to have been denied by the Secured Party. Further, the Secured Party shall not have been deemed to have consented to any proposed license unless the Secured Party has provided such consent in a writing executed by a duly authorized representative of the Secured Party and delivered to such Grantor. The decision by the Secured Party on whether to grant or withhold its consent to a proposed license shall be made by the Secured Party in its sole and exclusive discretion, and the Secured Party shall have no obligation whatsoever to consent to any proposed license.

7.2    Restriction on Redemption and Cash Dividends.

Directly or indirectly, redeem, repurchase, or declare or pay any cash dividend or distribution on its capital stock without the prior express written consent of the Secured Party.

7.3    Places of Business.

Change its state of organization or its principal place of business without the written consent of the Secured Party.

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ARTICLE 8.

MISCELLANEOUS

8.1    Notices.

Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered upon: (i) receipt, when delivered personally, (ii) 1 Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same, or (iii) receipt, when sent by electronic mail (provided that the electronic mail transmission is not returned in error or the sender is not otherwise notified of any error in transmission. The addresses and email addresses for such communications shall be:

If to the Company or any Guarantor, to:	Kona Gold Beverage, Inc.
746 North Drive STE A
Melbourne, FL 32934
Attention: Robert Clark Telephone: 844-714-2224
E-mail: robert@konagoldhemp.com

With a mandatory copy to:	Clark Hill LLP
(which shall not constitute notice)	1055 West Seventh Street – 24th Floor Los Angeles, CA 90017 Attention: Randolf Katz Telephone: 213-417-5310 E-mail: rkatz@clarkhill.com

If to the Secured Party:	YA II PN, Ltd.
1012 Springfield Avenue
Mountainside, NJ 07092
Attention: Mark Angelo
Telephone: 201-536-5114 Email: mangelo@yorkvilleadvisors.com

With a mandatory copy to:	David Gonzalez, Esq.
(which shall not constitutenotice)	1012 Springfield Avenue
Mountainside, NJ 07092
Telephone: 201-536-5109
E-mail: dgonzalez@yorkvilleadvisors.com

or at such other address and/or electronic email address and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three Business Days prior to the effectiveness of such change. Written confirmation of receipt (i) given by the recipient of such notice, consent, waiver or other communication, (ii) mechanically or electronically generated by the sender’s computer containing the time, date, recipient’s electronic mail address and the text of such electronic mail or (iii) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by electronic mail or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

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8.2    Security Interest Absolute. All rights of the Secured Party hereunder, the security interest in the Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the February 2021 Convertible Debentures and/or the August 2021 Convertible Debentures, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the February 2021 Convertible Debentures and/or the August 2021 Convertible Debentures, or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, (d) the existence of any claim, set-off or other right which any Grantor may have at any time against any other Grantor or the Secured Party, whether in connection herewith or any unrelated transaction.

8.3    Severability.

If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

8.4    Expenses.

In the event of an Event of Default, each Grantor will jointly and severally pay to the Secured Party the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and expenses of its counsel, which the Secured Party may incur in connection with: (i) the custody or preservation of, or the sale, collection from, or other realization upon, any of the Collateral; (ii) the exercise or enforcement of any of the rights of the Secured Party hereunder or, (iii) the failure by any Grantor to perform or observe any of the provisions hereof.

8.5    Waivers, Amendments, Etc.

The Secured Party’s delay or failure at any time or times hereafter to require strict performance by each Grantor of any undertakings, agreements or covenants shall not waive, affect, or diminish any right of the Secured Party under this Agreement to demand strict compliance and performance herewith. Any waiver by the Secured Party of any Event of Default shall not waive or affect any other Event of Default, whether such Event of Default is prior or subsequent thereto and whether of the same or a different type. None of the undertakings, agreements and covenants of each Grantor contained in this Agreement, and no Event of Default, shall be deemed to have been waived by the Secured Party, nor may this Agreement be amended, changed or modified, unless such waiver, amendment, change or modification is evidenced by an instrument in writing specifying such waiver, amendment, change or modification and signed by the Secured Party in the case of any such waiver, and signed by the Secured Party and each Grantor in the case of any such amendment, change or modification.

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8.6    Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall: (i) remain in full force and effect so long as any of the Obligations shall remain outstanding; (ii) be binding upon each Grantor and its successors and assigns; and (iii) inure to the benefit of the Secured Party and its successors and assigns. Upon the payment or satisfaction in full of the Obligations, this Agreement and the security interest created hereby shall terminate, and, in connection therewith, each Grantor shall be entitled to the return, at its expense, of such of the Collateral as shall not have been sold in accordance with this Agreement or otherwise applied pursuant to the terms hereof and the Secured Party shall deliver to each Grantor such documents as such Grantor shall reasonably request to evidence such termination.

8.7    Independent Representation.

Each party hereto acknowledges and agrees that it has received or has had the opportunity to receive independent legal counsel of its own choice and that it has been sufficiently apprised of its rights and responsibilities with regard to the substance of this Agreement.

8.8    Indemnification.

Each Grantor jointly and severally hereby covenants and agrees to indemnify, defend and hold harmless the Secured Party and its investment manager, and each of the foregoing parties’ respective agents, servants, attorneys, advisors, officers, directors, employees, affiliates, partners, members, managers, predecessors, successors, and assigns (each an “Indemnified Person”) of, to, and from any loss, judgment, liability, claim, cause of action, or demand, and all costs and expenses (including reasonable attorneys’ fees) which may be incurred, suffered, made, brought, threatened, or instituted by or against any person indemnified hereby for any reason whatsoever on account of, arising out of, or in any way relating to the actions or inactions of any Grantor, including, without limitation (i) any matter, fact, event, or act or omission relating to the Collateral, and/or any Grantor’s maintenance and management of the Collateral, including any damage to the Collateral or claims threatened or brought against the Secured Party with respect to the Collateral and/or any of any Grantor’s acts and/or omissions in connection with the same, (ii) any claims threatened or brought by one or more third parties against any Grantor, or any of its affiliates or subsidiaries, (iii) any claims threatened or brought by any party against the Secured Party, or any of its affiliates concerning or arising from the actions or inactions of any of any Grantor, the Collateral, and the May 2020 Convertible Debentures, the February 2021 Convertible Debentures, and the August 2021 Convertible Debentures, or otherwise; and/or (iv) this Agreement. The Secured Party may defend any such claim, cause of action, or demand at the sole cost and expense of any Grantor, with counsel designated by the Secured Party and to the exclusion of any Grantor, or the Secured Party may call upon each Grantor to defend such action at each Grantor’s sole cost and expense. the Secured Party may, in the Secured Party’s sole and exclusive discretion, adjust, settle, or compromise any such claim, cause of action, or demand made upon the Secured Party, and each Grantor shall jointly and severally indemnify the Secured Party for any such amount so adjusted, settled, or compromised, as well as all costs and expenses (including attorneys’ fees) incurred in connection therewith.

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8.9    Applicable Law: Jurisdiction.

This Agreement shall be governed by and interpreted in accordance with the laws of the State of New Jersey without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in the State of New York, and expressly consent to the jurisdiction and venue of the Supreme Court for the State of New York sitting in the Borough of Manhattan, New York and federal courts for the Southern District of New York sitting in Borough of Manhattan, New York for the adjudication of any civil action asserted pursuant to this Paragraph, provided, however, that nothing herein shall prevent the Secured Party from enforcing its rights and remedies (including, without limitation, by filing a civil action) with respect to the Collateral and/or any Grantor in any other jurisdiction in which the Collateral and/or any Grantor may be located.

8.10  Non-Interference.

From and after the occurrence of an Event of Default, each Grantor agrees:

(a)                 Not to interfere with the exercise by the Secured Party of any of its rights and remedies under this Agreement, the August 2021 Convertible Debentures, and/or applicable law;

(b)                 They shall not seek to distrain or otherwise hinder, delay, or impair the Secured Party’s efforts to realize upon any Collateral or otherwise to enforce its rights and remedies pursuant to this Agreement, the February 2021 Convertible Debentures and/or the August 2021 Convertible Debentures, and/or applicable law, and shall at all times cooperate with the Secured Party’s exercise of its rights and remedies under this Agreement, the February 2021 Convertible Debentures and/or the August 2021 Convertible Debentures, and/or applicable law; and

(c)                 The provisions of this Section shall be specifically enforceable by the Secured Party.

8.11  Automatic Stay.

Each Grantor agrees that upon the filing of any Petition for Relief by or against any Grantor under the United States Bankruptcy Code, the Secured Party shall be entitled to immediate and complete relief from the automatic stay with respect to any Grantor, and Secured Party shall be permitted to proceed to protect and enforce its rights and remedies under applicable law. Each Grantor hereby expressly assents to, and covenants and agrees not to oppose, any motion filed by the Secured Party seeking relief from the automatic stay. Each Grantor further hereby expressly WAIVES the protections afforded under Section 362 of the United States Bankruptcy Code with respect to the Secured Party.

8.12  Credit Bidding.

Each Grantor hereby expressly acknowledges and agrees, in further consideration for the Secured Party entering into this Agreement, that the Secured Party shall be permitted to credit bid the Obligations at any auction and/or sale, including without limitation, at any auction and/or other sale conducted under or in connection with any of the sections or chapters of the United States Bankruptcy Code. Each Grantor hereby further acknowledges and agrees that this provision is a material inducement to the Secured Party entering into this Agreement, and each Grantor has been represented by experienced counsel in connection with entering into this Agreement. The Secured Party, in turn, acknowledges that this paragraph shall not be construed as a restriction or prohibition on Grantor’s respective rights to file any voluntary petition or make application for or seek relief or protection under the United States Bankruptcy Code.

8.13  Waiver of Jury Trial.

AS A FURTHER INDUCEMENT FOR THE SECURED PARTY TO MAKE FINANCIAL ACCOMMODATIONS TO THE COMPANIES OR ANY GRANTOR, EACH GRANTOR HEREBY WAIVES, TO THE FULLEST PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS AGREEMENT AND/OR ANY AND ALL OTHER DOCUMENTS RELATED TO THIS TRANSACTION.

8.14 Right of Set Off.

Each Grantor hereby grants to the Secured Party, a lien, security interest and right of setoff as security for all liabilities and obligations to the Secured Party, whether now existing or hereafter arising, upon and against all deposits, credits, collateral, and property, now or hereafter in the possession, custody, safekeeping, or control of the Secured Party or any of its affiliates, or any entity under the control of the Secured Party, or in transit to any of them. At any time, without demand or notice, the Secured Party may set off the same or any part thereof and apply the same to any liability or obligation of each Grantor even though unmatured and regardless of the adequacy of any other collateral securing the Obligations. ANY AND ALL RIGHTS TO REQUIRE THE SECURED PARTY TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF EACH GRANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY, AND IRREVOCABLY WAIVED.

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8.15  Liability of Grantor.

Notwithstanding any provision herein or in any other Loan Instrument, each Grantor is and shall be liable for any and all Obligations (whether any such Obligation is specified as an obligation of any Grantor).

8.16  Waiver of Claims.

Each Grantor acknowledges and agrees that they have no offsets, defenses, claims, or counterclaims against the Secured Party or its officers, directors, employees, attorneys, representatives, parents, affiliates, predecessors, successors, or assigns with respect to the Collateral, the February 2021 Convertible Debentures and/or the August 2021 Convertible Debentures, the Obligations, or otherwise, and that if any Grantor now has, or ever did have, any offsets, defenses, claims, or counterclaims against the Secured Party or its officers, directors, employees, attorneys, representatives, affiliates, predecessors, successors, or assigns, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Agreement, all of them are hereby expressly WAIVED, and each Grantor hereby RELEASES the Secured Party and its officers, directors, employees, attorneys, representatives, affiliates, predecessors, successors, and assigns from any liability therefor.

8.17  Counterparts; Facsimile Signatures.

This Agreement may be executed and delivered by exchange of facsimile signatures of the Secured Party and each Grantor, and those signatures need not be affixed to the same copy. This Agreement may be executed in any number of counterparts.

8.18  Entire Agreement.

This Agreement and the other documents or agreements delivered in connection herewith contain the entire understanding among the parties and supersede any prior agreement or understanding among them with respect to the subject matter hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the date first above written.

COMPANY:

KONA GOLD BEVERAGE, INC., a Delaware
corporation

By:
Name:
Title:

GUARANTORS:

KONA GOLD, LLC, a Delaware limited liability
company

By:
Name:
Title:

GOLD LEAF DISTRIBUTION LLC, a Florida
limited liability company

By:
Name:
Title:

HIGHDRATE, LLC, a Florida limited liability
company

By:
Name:
Title:

S AND S BEVERAGE, INC., a Wisconsin
Corporation

By:
Name:
Title:

SECURED PARTY:

YA II PN, LTD.

By:	Yorkville Advisors Global, LP
Its:	Investment Manager

By:	Yorkville Advisors Global II, LLC
Its:	General Partner

By:
Name:
Title:

exhibit A
(Definition of Collateral)

For the purpose of securing prompt and complete payment and performance by each Grantor of all of the Obligations, each Grantor unconditionally and irrevocably hereby grants to the Secured Party a continuing security interest in and to, and lien upon, the following “Collateral” of each Grantor (all capitalized terms used herein and not defined in the Agreement shall have the respective meanings ascribed thereto in the UCC):

All personal property of each Grantor, wherever located and whether now or hereinafter existing and whether now owned or hereafter acquired, of every kind and description, tangible, or intangible, including without limitation, all:

1.    Goods;

2.   Inventory, including, without limitation, all goods, merchandise, and other personal property which are held for sale or lease, or are furnished or to be furnished under any contract of service or are raw materials, work-in-process, supplies, or materials used or consumed in each Grantor’s business, and all products thereof, and all substitutions, replacements, additions, or accessions therefor and thereto; and any cash or non-cash Proceeds of all of the foregoing;

3.   Equipment, including, without limitation, all machinery, equipment, furniture, parts, tools, and dies, of every kind and description, of each Grantor (including automotive equipment and motor vehicles), now owned or hereafter acquired by each Grantor, and used or acquired for use in the business of each Grantor, together with all accessions thereto and all substitutions and replacements thereof and parts therefor and all cash or non-cash Proceeds of the foregoing;

4.    Fixtures, including, without limitation, all goods which are so related to particular real estate that an interest in them arises under real estate law and all accessions thereto, replacements thereof and substitutions therefor, including, but not limited to, plumbing, heating and lighting apparatus, mantels, floor coverings, furniture, furnishings, draperies, screens, storm windows and doors, awnings, shrubbery, plants, boilers, tanks, machinery, stoves, gas and electric ranges, wall cabinets, appliances, furnaces, dynamos, motors, elevators and elevator machinery, radiators, blinds and all laundry, refrigerating, gas, electric, ventilating, air-refrigerating, air-conditioning, incinerating and sprinkling and other fire prevention or extinguishing equipment of whatsoever kind and nature and any replacements, accessions and additions thereto, Proceeds thereof and substitutions therefor;

5.    Instruments (including promissory notes);

6.    Documents;

7.    Accounts, including, without limitation, all Contract Rights and accounts receivable, health-care-insurance receivables, and license fees; any other obligations or indebtedness owed to each Grantor from whatever source arising; all rights of each Grantor to receive any payments in money or kind; all guarantees of Accounts and security therefor; all cash or non-cash Proceeds of all of the foregoing; all of the right, title and interest of each Grantor in and with respect to the goods, services or other property which gave rise to or which secure any of the accounts and insurance policies and proceeds relating thereto, and all of the rights of each Grantor as an unpaid seller of goods or services, including, without limitation the rights of stoppage in transit, replevin, reclamation and resale and all of the foregoing, whether now existing or hereafter created or acquired;

8.  Contracts and Contract Rights, including, to the extent not included in the definition of Accounts, all rights to payment or performance under a contract not yet earned by performance and not evidenced by an Instrument or Chattel Paper;

9.  Chattel Paper (whether tangible or electronic);

10.  Money, cash, and cash equivalents;

11.  Letters of Credit and Letter-of-Credit Rights (whether or not the Letter of Credit is evidenced by a writing);

12.  Commercial Tort Claims;

13.  Securities Accounts, Security Entitlements, Securities, Financial Assets, and all other Investment Property, including, without limitation, all ownership or membership interests in any subsidiaries or affiliates (whether or not controlled by any Grantor);

14.  General Intangibles, including, without limitation, all Payment Intangibles and Intellectual Property, tax refunds and other claims of any Grantor against any governmental authority, and all choses in action, insurance proceeds, goodwill customer lists, formulae, permits, research and literary rights, and franchises;

15.  Farm Products;

16.  All books and records and information (including all ledger sheets, files, computer programs, tapes, and related data processing software) evidencing an interest in or relating to any of the foregoing and/or to the operation of each Grantor’s business, and all rights of access to such books and records, and information, and all property in which such books and records, and information are stored, recorded, and maintained;

17.  To the extent not already included above, all supporting obligations, and any and all cash and non-cash Proceeds, products, accessions, and/or replacements of any of the foregoing, including proceeds of insurance covering any or all of the foregoing.

SCHEDULE 4

(Intellectual Property)

PATENTS, TRADEMARKS AND COPYRIGHTS

1. Patents

Title	App. No.	Filing Date	Patent No.	Issue Date
---

2. Trademarks

Mark	Serial No.	Filing Date	Registration No.	Registration Date
KONA GOLD HEMP ENERGY DRINK	87/310,479	01/23/2017	5,597,686	10/30/2018
HIGHDRATE	87/196,854	10/07/2016	5,351,770	12/05/2017
KONA GOLD HEMP ENERGY DRINKS (And Design)	90/667,851	04/23/2021	Pending	Pending
OOH LA LEMIN (And Design)	90/542,298	02/23/2021	Pending	Pending

LEMIN	88/462468	06/06/2019	Abandoned	Abandoned
LEMI	88/394871	04/20/2019	Abandoned	Abandoned

LEMIN[1]	Common Law
OOH LA LEMIN[2]	Common Law

1 As used in connection with “Non-alcoholic beverages, namely, lemonades”.

2 As used in connection with “Non-alcoholic beverages, namely, lemonades”.

3. Copyrights and Copyright Applications
Title	App. No.	Filing Date	Copyright No.	Issue Date
---

4. Domain Names

https://konagoldhemp.com/

https://www.drinklemin.com/

https://goldleafdist.com/

https://www.drinklemin.com

SCHEDULE 4.3

(Addresses)

Kona Gold Beverage, Inc.

746 North Drive STE A

Melbourne, FL 32934

Kona Gold, LLC

746 North Drive STE A

Melbourne, FL 32934

Gold Leaf Distribution LLC

746 North Drive STE A

Melbourne, FL 32934

HighDrate, LLC

746 North Drive STE A

Melbourne, FL 32934

S and S Beverage, Inc.

700 W. Virginia Street, Suite 200

Milwaukee, WI 53204-1549

RJM Enterprises

6650 143rd. Ave NW

Ramsey, MN 55303

City Brewing Co., LLC

925 South Third Street

LaCrosse, WI 54601

SCHEDULE 4.4

(Location, State of Incorporation, Name)

Kona Gold Beverage, Inc., a Delaware corporation

746 North Drive STE A

Melbourne, FL 32934

Kona Gold, LLC, a Delaware limited liability company

746 North Drive STE A

Melbourne, FL 32934

Gold Leaf Distribution LLC, a Florida limited liability company

746 North Drive STE A

Melbourne, FL 32934

HighDrate, LLC, a Florida limited liability company

746 North Drive STE A

Melbourne, FL 32934

S and S Beverage, Inc., a Wisconsin corporation

700 W. Virginia Street, Suite 200

Milwaukee, WI 53204-1549